COLUMBIA NEWPORT TIGER FUND
                                  (the "Fund")

              Supplement to the Prospectuses dated January 1, 2005

         In anticipation of the Fund's pending reorganization into Columbia International Stock Fund, Inc., which was approved by Fund shareholders on September 28, 2005, the Fund may sell a substantial portion of its investments in the securities of companies located in the Tiger countries of Asia and hold the proceeds of such sales in repurchase agreements, short-term U.S. Government securities, cash or cash equivalents pending completion of the reorganization transaction. Currently, this transaction is expected to occur on or about Monday, October 10, 2005.


SUP-39/90956-0905                                              October 3, 2005